Document and Entity Information	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	North American Energy Partners Inc.
Entity Central Index Key	0001368519
Document Type	40-F
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--03-31
Entity Current Reporting Status	Yes
Entity Common Stock, Shares Outstanding		36,242,526

Consolidated Balance Sheets (CAD) In Thousands, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Current assets
Cash and cash equivalents	1,400	722
Accounts receivable, net (note 7 and 21(d))	214,129	128,482
Unbilled revenue (note 8)	86,859	102,939
Inventories (note 9)	11,855	7,735
Prepaid expenses and deposits (note 10)	6,315	8,269
Investment in and advances to unconsolidated joint venture (note 11)	1,574	1,488
Deferred tax assets (note 17)	2,991	1,729
Total current assets	325,123	251,364
Property, plant and equipment, net (note 13)	312,775	321,864
Other assets (note 12(a))	21,743	26,908
Goodwill (note 5)	32,901	32,901
Deferred tax assets (note 17)	57,451	49,920
Total Assets	749,993	682,957
Current liabilities
Accounts payable	171,130	86,053
Accrued liabilities (note 14)	36,795	32,814
Billings in excess of costs incurred and estimated earnings on uncompleted contracts (note 8)	7,514	2,004
Current portion of long term debt (note 15(a))	14,402	14,862
Current portion of derivative financial instruments (note 21(a))	3,220	2,474
Deferred tax liabilities (note 17)	21,512	27,612
Total current liabilities	254,573	165,819
Long term debt (note 15(a))	300,066	290,801
Derivative financial instruments (note 21(a))	5,926	9,054
Other long term obligations (note 16(a))	8,860	25,576
Deferred tax liabilities (note 17)	52,788	44,441
Total liabilities	622,213	535,691
Shareholders' equity
Common shares (authorized - unlimited number of voting common shares; issued and outstanding - March 31, 2012 - 36,251,006 (March 31, 2011 - 36,242,526) (note 18(a))	304,908	304,854
Additional paid-in capital	8,711	7,007
Deficit	(185,820)	(164,536)
Accumulated other comprehensive loss	(19)	(59)
Total shareholders' equity	127,780	147,266
Total liabilities and shareholders' equity	749,993	682,957
Commitments (note 25)
Contingencies (note 28)

Consolidated Balance Sheets (Parenthetical)	Mar. 31, 2012	Mar. 31, 2011
Consolidated Balance Sheets [Abstract]
Common shares, authorized	unlimited	unlimited
Common shares, issued	36,251,006	36,242,526
Common shares, outstanding	36,251,006	36,242,526

Consolidated Statements of Operations and Comprehensive (Loss) Income (CAD) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Consolidated Statements of Operations and Comprehensive (Loss) Income [Abstract]
Revenue	1,006,545	858,048	758,965
Project costs	610,821	456,119	301,307
Equipment costs	220,738	234,933	209,408
Equipment operating lease expense	65,185	69,420	66,329
Depreciation	48,900	39,440	42,636
Gross profit	60,901	58,136	139,285
General and administrative expenses	54,400	59,828	62,516
Loss on disposal of property, plant and equipment	1,741	1,948	1,233
(Gain) loss on disposal of assets held for sale (note 12(b))	(466)	825	373
Amortization of intangible assets (note 12(c))	5,702	3,540	1,719
Equity in (earnings) loss of unconsolidated joint venture (note 11)	(86)	2,720	(44)
Operating (loss) income before the undernoted	(390)	(10,725)	73,488
Interest expense, net (note 19)	30,325	29,991	26,080
Foreign exchange loss (gain)	52	(1,659)	(48,901)
Realized and unrealized (gain) loss on derivative financial instruments (note 21(a))	(2,382)	(2,305)	54,411
Loss on debt extinguishment (note 15(d))		4,346
(Loss) income before income taxes	(28,385)	(41,098)	41,898
Income tax (benefit) expense (note 17):
Current	(677)	2,892	3,803
Deferred	(6,546)	(9,340)	9,876
Net (loss) income	(21,162)	(34,650)	28,219
Other comprehensive income (loss)
Unrealized foreign currency translation gain (loss)	40	(59)
Comprehensive (loss) income	(21,122)	(34,709)	28,219
Net (loss) income per share - basic (note 18(b))	(0.58)	(0.96)	0.78
Net (loss) income per share - diluted (note 18(b))	(0.58)	(0.96)	0.77

Consolidated Statements of Changes in Shareholders' Equity (CAD) In Thousands	Total	Common shares	Additional paid-in capital	Deficit	Accumulated other comprehensive loss
Balance at Mar. 31, 2009	150,792	303,431	5,466	(158,105)
Net (loss) income	28,219			28,219
Share option plan	2,135		2,135
Deferred performance share unit plan	123		123
Reclassified to restricted share unit liability	(20)		(20)
Cash settlement of stock options	(244)		(244)
Exercised stock options	53	74	(21)
Balance at Mar. 31, 2010	181,058	303,505	7,439	(129,886)
Net (loss) income	(34,650)			(34,650)
Unrealized foreign currency translation gain (loss)	(59)				(59)
Share option plan	1,455		1,455
Deferred performance share unit plan	(44)		(44)
Stock award plan	780		780
Exercised stock options	963	1,349	(386)
Senior executive stock option plan	(2,237)		(2,237)
Balance at Mar. 31, 2011	147,266	304,854	7,007	(164,536)	(59)
Net (loss) income	(21,162)			(21,162)
Unrealized foreign currency translation gain (loss)	40				40
Share option plan	1,373		1,373
Reclassified to restricted share unit liability	(121)		(121)
Stock award plan	256		256
Exercised stock options	35	54	(19)
Repurchase of shares to settle stock award plan	(822)		(700)	(122)
Senior executive stock option plan	915		915
Balance at Mar. 31, 2012	127,780	304,908	8,711	(185,820)	(19)

Consolidated Statements of Cash Flows (CAD) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Operating activities:
Net (loss) income for the period	(21,162)	(34,650)	28,219
Items not affecting cash:
Depreciation	48,900	39,440	42,636
Equity in (earnings) loss of unconsolidated joint venture (note 11)	(86)	2,720	(44)
Amortization of intangible assets (note 12(c))	5,702	3,540	1,719
Amortization of deferred lease inducements (note 16(b))	(107)	(107)	(107)
Amortization of deferred financing costs (note 12(d))	1,591	1,609	3,348
Loss on disposal of property, plant and equipment	1,741	1,948	1,233
(Gain) loss on disposal of assets held for sale (note 12(b))	(466)	825	373
Realized and unrealized foreign exchange gain on 8 3/4% senior notes		(732)	(48,920)
Realized and unrealized (gain) loss on derivative financial instruments	(2,382)	(2,305)	38,852
Loss on debt extinguishment (note 15(d))		4,346
Stock-based compensation (reversal) expense (note 27(a))	(2,263)	8,156	5,270
Cash settlement of restricted share unit plan (note 27(e))	(318)
Cash settlement of stock options (note 27(b))			(244)
Settlement of stock award plan (note 27(g))	(822)
Accretion of asset retirement obligation (note 16(c))	39	35	5
Deferred income tax (benefit) expense (note 17)	(6,546)	(9,340)	9,876
Net changes in non-cash working capital (note 22(b))	39,452	(15,982)	(39,591)
Total operating activities	63,273	(497)	42,625
Investing activities:
Acquisition, net of cash acquired (note 6)		(23,501)	(5,410)
Purchase of property, plant and equipment	(61,759)	(36,417)	(51,888)
Additions to intangible assets (note 12(c))	(3,537)	(4,748)	(3,362)
Investment in and advances to unconsolidated joint venture (note 11)		(1,291)	(2,873)
Proceeds on disposal of property, plant and equipment	176	499	1,440
Proceeds on disposal of assets held for sale	920	826	2,482
Total investing activities	(64,200)	(64,632)	(59,611)
Financing activities:
Repayment of credit facilities	(196,203)	(85,000)	(6,906)
Increase in credit facilities	203,000	128,524	34,700
Financing costs (note 12(d))	(60)	(7,920)	(1,123)
Redemption of 8 3/4 % senior notes (note 15(d))		(202,410)
Issuance of Series 1 Debentures (note 15(e))		225,000
Settlement of swap liabilities (note 21(a))		(91,125)
Proceeds from stock options exercised (note 27(b))	35	963	53
Repayment of capital lease obligations	(5,207)	(5,127)	(5,613)
Total financing activities	1,565	(37,095)	21,111
Increase (decrease) in cash and cash equivalents	638	(102,224)	4,125
Effect of exchange rate on changes in cash and cash equivalents	40	(59)
Cash and cash equivalents, beginning of year	722	103,005	98,880
Cash and cash equivalents, end of year	1,400	722	103,005

Consolidated Statements of Cash Flows (Parenthetical)	Mar. 31, 2011	Mar. 31, 2010
Consolidated Statements of Cash Flows [Abstract]
Senior notes, interest rate	8.75%	8.75%

Nature of Operations	12 Months Ended
Mar. 31, 2012
Nature of Operations/Other information [Abstract]
Nature of operations

1. Nature of operations

North American Energy Partners Inc. (the “Company”), formerly NACG Holdings Inc., was incorporated under the Canada Business Corporations Act on October 17, 2003. On November 26, 2003, the Company purchased all the issued and outstanding shares of North American Construction Group Inc. (“NACGI”), including subsidiaries of NACGI, from Norama Ltd. which had been operating continuously in Western Canada since 1953. The Company had no operations prior to November 26, 2003. The Company undertakes several types of projects including mining and environmental services, heavy construction, industrial and commercial site development and pipeline and piling installations. The Company also designs and manufactures screw piles, provides tank maintenance services to the petro-chemical industry across Canada and the United States and sells pipeline anchoring systems globally.

Significant Accounting Policies	12 Months Ended
Mar. 31, 2012
Significant Accounting Policies [Abstract]
Significant accounting policies

2. Significant accounting policies

a) Basis of presentation

These consolidated financial statements are prepared in accordance with United States generally accepted accounting principles (“US GAAP”). Material inter-company transactions and balances are eliminated upon consolidation.

These consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries, NACGI, North American Fleet Company Ltd., North American Construction Projects Inc., NACG International Inc., North American Major Mining Projects Inc., North American Construction Management Inc. (“NACMI”) and NACG Properties Inc., and the following 100% owned subsidiaries of NACMI:

• North American Caisson Ltd.	• North American Services Inc.
• North American Construction Ltd.	• North American Site Development Ltd.
• North American Engineering Inc.	• North American Site Services Inc.
• North American Enterprises Ltd.	• North American Tailings and Environmental Ltd.
• North American Industries Inc.	• DF Investments Limited
• North American Maintenance Ltd.	• Drillco Foundation Co. Ltd.
• North American Mining Inc.	• Cyntech Canada Inc.
• North American Pile Driving Inc.	• Cyntech Services Inc.
• North American Pipeline Inc.	• Cyntech U.S. Inc.
• North American Road Inc.

b) Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures reported in these consolidated financial statements and accompanying notes and the reported amounts of revenues and expenses during the reporting period.

Significant estimates made by management include the assessment of the percentage of completion on time-and-materials, unit-price, lump-sum and cost-plus contracts (including estimated total costs and provisions for estimated losses) and the recognition of claims and change orders on revenue contracts; assumptions used to value free standing and embedded derivatives and other financial instruments; assumptions used in periodic impairment testing; and, estimates and assumptions used in the determination of the allowance for doubtful accounts, the recoverability of deferred tax assets and the useful lives of property, plant and equipment and intangible assets. Actual results could differ materially from those estimates.

The length of the Company’s contracts varies from less than one year for typical contracts to several years for certain larger contracts. Contract project costs include all direct labour, material, subcontract and equipment costs and those indirect costs related to contract performance such as indirect labour, supplies, and tools. General and administrative expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined.

The accuracy of the Company’s revenue and profit recognition in a given period is dependent on the accuracy of its estimates of the cost to complete each project. Cost estimates for all of significant projects use a detailed “bottom up” approach and the Company believes its experience allows it to provide reasonably dependable estimates. There are a number of factors that can contribute to changes in estimates of contract cost and profitability that are recognized to the extent contract remedies are unavailable in the period in which such adjustments are determined. The most significant of these include:

•	the completeness and accuracy of the original bid;

•	costs associated with added scope changes;

•	extended overhead due to owner, weather and other delays;

•	subcontractor performance issues;

•	changes in economic indices used for the determination of escalation or de-escalation for contractual rates on long-term contracts;

•	changes in productivity expectations;

•	site conditions that differ from those assumed in the original bid;

•	contract incentive and penalty provisions;

•	the availability and skill level of workers in the geographic location of the project; and

•	a change in the availability and proximity of equipment and materials.

The foregoing factors as well as the mix of contracts at different margins may cause fluctuations in gross profit between periods. With many projects of varying levels of complexity and size in process at any given time, changes in estimates can offset each other without materially impacting the Company’s profitability. Major changes in cost estimates, particularly in larger, more complex projects, can have a significant effect on profitability.

c) Revenue recognition

The Company performs its projects under the following types of contracts: time-and-materials; cost-plus; unit-price; and lump-sum. Revenue is recognized as costs are incurred for time-and-materials and cost-plus service contracts with no clearly defined scope. Revenue on cost-plus, unit-price, lump-sum and time-and-materials contracts with defined scope is recognized using the percentage-of-completion method, measured by the ratio of costs incurred to date to estimated total costs. The estimated total cost of the contract and percent complete is determined based upon estimates made by management. The costs of items that do not relate to performance of contracted work, particularly in the early stages of the contract, are excluded from costs incurred to date. The resulting percent complete methodology is applied to the approved contract value to determine the revenue recognized. Customer payment milestones typically occur on a periodic basis over the period of contract completion.

The length of the Company’s contracts varies from less than one year for typical contracts to several years for certain larger contracts. Contract project costs include all direct labour, material, subcontract and equipment costs and those indirect costs related to contract performance such as indirect labour, supplies, and tools. General and administrative expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in project performance, project conditions, and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and revenue that are recognized in the period in which such adjustments are determined. Profit incentives are included in revenue when their realization is reasonably assured.

Once a project is underway, the Company will often experience changes in conditions, client requirements, specifications, designs, materials and work schedule. Generally, a “change order” will be negotiated with the customer to modify the original contract to approve both the scope and price of the change. Occasionally, however, disagreements arise regarding changes, their nature, measurement, timing and other characteristics that impact costs and revenue under the contract. When a change becomes a point of dispute between the Company and a customer, the Company will then consider it as a claim.

Costs related to unapproved change orders and claims are recognized when they are incurred.

Revenues related to unapproved change orders and claims are included in total estimated contract revenue only to the extent that contract costs related to the claim have been incurred and when it is probable that the unapproved change order or claim will result in:

•	a bona fide addition to contract value; and

•	revenues can be reliably estimated.

These two conditions are satisfied when:

•

the contract or other evidence provides a legal basis for the unapproved change order or claim or a legal opinion is obtained providing a reasonable basis to support the unapproved change order or claim;

•	additional costs incurred were caused by unforeseen circumstances and are not the result of deficiencies in the Company’s performance;
•	costs associated with the unapproved change order or claim are identifiable and reasonable in view of work performed; and

•	evidence supporting the unapproved change order or claim is objective and verifiable.

This can lead to a situation where costs are recognized in one period and revenue is recognized when customer agreement is obtained or claim resolution occurs, which can be in subsequent periods. Historical claim recoveries should not be considered indicative of future claim recoveries.

The Company’s long term contracts typically allow its customers to unilaterally reduce or eliminate the scope of the work as contracted without cause. These long term contracts represent higher risk due to uncertainty of total contract value and estimated costs to complete; therefore, potentially impacting revenue recognition in future periods.

A contract is regarded as substantially completed when remaining costs and potential risks are insignificant in amount.

The Company recognizes revenue from the sale of its other products and services as follows:

•

Revenue recognition from equipment rentals occurs when there is a written arrangement in the form of a contract or purchase order with the customer, a fixed or determinable sales price is established with the customer, performance requirements are achieved, and ultimate collection of the revenue is reasonably assured. Equipment rental revenue is recognized as performance requirements are achieved in accordance with the terms of the relevant agreement with the customer, either at a monthly fixed rate or on a usage basis dependent on the number of hours that the equipment is used;

•

Revenue from tank services is provided based upon orders and contracts with the customer that include fixed or determinable prices based upon daily, hourly or job rates and is recognized as the services are provided to the customer; and

•	Revenue from anchor manufacturing and product sales is recognized when the products are shipped to the customer.

The Company recognizes revenue from the foregoing activities once persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, fees are fixed and determinable and collectability is reasonably assured.

d) Balance sheet classifications

A one-year time period is typically used as the basis for classifying all other current assets and liabilities. However, included in current assets and liabilities are amounts receivable and payable under construction contracts (principally holdbacks) that may extend beyond one year.

e) Cash and cash equivalents

Cash and cash equivalents include cash on hand, bank balances net of outstanding cheques and short-term investments with maturities of three months or less when purchased.

f) Accounts receivable and unbilled revenue

Accounts receivable in the accompanying Consolidated Balance Sheets are primarily comprised of amounts billed to clients for services already provided, but which have not yet been collected. Unbilled revenue represents revenue recognized in advance of amounts billed to clients.

g) Billings in excess of costs incurred and estimated earnings on uncompleted contracts

Billings in excess of costs incurred and estimated earnings on uncompleted contracts represent amounts invoiced in excess of revenue recognized.

h) Allowance for doubtful accounts

The Company evaluates the probability of collection of accounts receivable and records an allowance for doubtful accounts, which reduces accounts receivable to the amount management reasonably believes will be collected. In determining the amount of the allowance, the following factors are considered: the length of time the receivable has been outstanding, specific knowledge of each customer’s financial condition and historical experience.

i) Inventories

Inventories are carried at the lower of weighted average cost and market, and consist primarily of spare tires, job materials, manufacturing raw materials and finished goods. Finished goods cost includes raw materials, labour and a reasonable allocation of appropriate overhead costs.

j) Property, plant and equipment

Property, plant and equipment are recorded at cost. Major components of heavy construction equipment in use such as engines and drive trains are recorded separately. Equipment under capital lease is recorded at the present value of minimum lease payments at the inception of the lease. Depreciation is not recorded until an asset is available for use. Depreciation for each category is calculated based on the cost, net of the estimated residual value, over the estimated useful life of the assets on the following bases and annual rates:

Assets	Basis	Rate
Heavy equipment	Straight-line	Operating hours
Major component parts in use	Straight-line	Operating hours
Other equipment	Straight-line	5 – 10 years
Licensed motor vehicles	Declining balance	30%
Office and computer equipment	Straight-line	4 years
Buildings	Straight-line	10 years
Leasehold improvements	Straight-line	Over shorter of estimated useful life and lease term

The costs for periodic repairs and maintenance are expensed to the extent the expenditures serve only to restore the assets to their normal operating condition without enhancing their service potential or extending their useful lives.

k) Capitalized interest

The Company capitalizes interest incurred on debt during the construction of assets for the Company’s own use. The capitalization period covers the duration of the activities required to get the asset ready for its intended use, provided that expenditures for the asset have been made and interest cost incurred. Interest capitalization continues as long as those activities and the incurrence of interest cost continue. The capitalized interest is amortized at the same rate as the respective asset.

l) Goodwill

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is not amortized but instead is tested for impairment annually or more frequently if events or changes in circumstances indicate that it may be impaired. Goodwill is assigned, as of the date of the business combination, to reporting units that are expected to benefit from the business combination. The impairment test is carried out in two steps. In the first step, the carrying amount of the reporting unit, including goodwill, is compared to its fair value. When the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered to be impaired and the second step of the impairment test is unnecessary. The second step is carried out when the carrying amount of a reporting unit exceeds its fair value, in which case, the implied fair value of the reporting unit’s goodwill, determined in the same manner as the value of goodwill is determined in a business combination, is compared with its carrying amount to measure the amount of the impairment loss, if any.

The Company performs its annual goodwill assessment on October 1 of each year and when a triggering event occurs between annual impairment tests.

m) Intangible assets

Intangible assets include:

•	Customer relationships and backlog, which are being amortized over the remaining lives of the related contracts and relationships;

•	trade names, which are being amortized on a straight-line basis over their estimated useful lives of between five and ten years;

•	non-competition agreements, which are being amortized on a straight-line basis between the three and five-year terms of the respective agreements;

•	capitalized computer software and development costs, which are being amortized on a straight-line basis over a maximum period of four years; and

•	patents, which are being amortized on a straight-line basis over estimated useful lives of up to six years.

The Company expenses or capitalizes costs associated with the development of internal-use software as follows:

Preliminary project stage: Both internal and external costs incurred during this stage are expensed as incurred.

Application development stage : Both internal and external costs incurred to purchase and develop computer software are capitalized after the preliminary project stage is completed and management authorizes the computer software project. However, training costs and the process of data conversion from the old system to the new system, which includes purging or cleansing of existing data, reconciliation or balancing of old data to the converted data in the new system, are expensed as incurred.

Post implementation/operation stage: All training costs and maintenance costs incurred during this stage are expensed as incurred.

Costs of upgrades and enhancements are capitalized if the expenditures will result in adding functionality to the software.

n) Impairment of long-lived assets

Long-lived assets or asset groups held and used including plant, equipment and identifiable intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the sum of the undiscounted future cash flows expected to result from the use and eventual disposition of an asset or group of assets is less than its carrying amount, it is considered to be impaired. The Company measures the impairment loss as the amount by which the carrying amount of the asset or group of assets exceeds its fair value, which is charged to depreciation or amortization expense. In determining whether an impairment exists, the Company makes assumptions about the future cash flows expected from the use of its long-lived assets, such as: applicable industry performance and prospects; general business and economic conditions that prevail and are expected to prevail; expected growth; maintaining its customer base; and, achieving cost reductions. There can be no assurance that expected future cash flows will be realized, or will be sufficient to recover the carrying amount of long-lived assets. Furthermore, the process of determining fair values is subjective and requires management to exercise judgment in making assumptions about future results, including revenue and cash flow projections and discount rates.

o) Assets held for sale

Long-lived assets are classified as held for sale when certain criteria are met, which include:

•	management, having the authority to approve the action, commits to a plan to sell the assets;

•	the assets are available for immediate sale in their present condition;

•	an active program to locate buyers and other actions to sell the assets have been initiated;

•	the sale of the assets is probable and their transfer is expected to qualify for recognition as a completed sale within one year;

•	the assets are being actively marketed at reasonable prices in relation to their fair value; and

•	it is unlikely that significant changes will be made to the plan to sell the assets or that the plan will be withdrawn.

Assets to be disposed of by sale are reported at the lower of their carrying amount or fair value less costs to sell and are disclosed separately on the Consolidated Balance Sheets. These assets are not depreciated.

p) Asset retirement obligations

Asset retirement obligations are legal obligations associated with the retirement of property, plant and equipment that result from their acquisition, lease, construction, development or normal operations. The Company recognizes its contractual obligations for the retirement of certain tangible long-lived assets. The fair value of a liability for an asset retirement obligation is recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The fair value of a liability for an asset retirement obligation is the amount at which that liability could be settled in a current transaction between willing parties, that is, other than in a forced or liquidation transaction and, in the absence of observable market transactions, is determined as the present value of expected cash flows. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and then amortized using a systematic and rational method over its estimated useful life. In subsequent reporting periods, the liability is adjusted for the passage of time through an accretion charge and any changes in the amount or timing of the underlying future cash flows are recognized as an additional asset retirement cost.

q) Foreign currency translation

The functional currency of the Company and the majority of its subsidiaries is Canadian Dollars. Transactions denominated in foreign currencies are recorded at the rate of exchange on the transaction date. Monetary assets and liabilities, denominated in foreign currencies, are translated into Canadian Dollars at the rate of exchange prevailing at the balance sheet date. Foreign exchange gains and losses are included in the determination of earnings.

Accounts of the Company’s US-based subsidiary, which has a US Dollar functional currency, are translated into Canadian Dollars using the current rate method. Assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, and revenue and expense items (including depreciation and amortization) are translated at the average rate of exchange for the period. The resulting unrealized exchange gains and losses from these translation adjustments are included as a separate component of shareholders’ equity in Accumulated Other Comprehensive Income (Loss). The effect of exchange rate changes on cash balances held in foreign currencies is separately reported as part of the reconciliation of the change in cash and cash equivalents for the period.

r) Fair value measurement

Fair value measurements are categorized using a valuation hierarchy for disclosure of the inputs used to measure fair value, which prioritizes the inputs into three broad levels. Fair values included in Level 1 are determined by reference to quoted prices in active markets for identical assets and liabilities. Fair values included in Level 2 include valuations using inputs based on observable market data, either directly or indirectly other than the quoted prices. Level 3 valuations are based on inputs that are not based on observable market data. The classification of a fair value within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

s) Derivative financial instruments

The Company uses derivative financial instruments to manage financial risks from fluctuations in exchange rates and interest rates. These instruments include cross-currency and interest rate swap agreements as well as embedded price escalation features in revenue and supplier contracts. All such instruments are only used for risk management purposes. The Company does not hold or issue derivative financial instruments for trading or speculative purposes. Derivative financial instruments are subject to standard credit terms and conditions, financial controls, management and risk monitoring procedures. These derivative financial instruments are not designated as hedges for accounting purposes and are recorded at fair value with realized and unrealized gains and losses recognized in the Consolidated Statements of Operations.

t) Income taxes

The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized based on the differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities from a change in tax rates is recognized in income in the period of enactment. The Company recognizes the effect of income tax positions only if those positions are more likely than not (greater than 50%) of being sustained. Changes in recognition or measurement are reflected in the period in which the change in judgement occurs. The Company accrues interest and penalties for uncertain tax positions in the period in which these uncertainties are identified. Interest and penalties are included in “General and administrative expenses” in the Consolidated Statements of Operations. A valuation allowance is recorded against any deferred tax asset if it is more likely than not that the asset will not be realized.

u) Stock-based compensation

The Company has a Share Option Plan which is described in note 27(b). The Company accounts for all stock-based compensation payments that are settled by the issuance of equity instruments at fair value. Compensation cost is measured using the Black-Scholes model at the grant date and is expensed on a straight-line basis over the award’s vesting period, with a corresponding increase to additional paid-in capital. Upon exercise of a stock option, share capital is recorded at the sum of proceeds received and the related amount of additional paid-in capital.

The Company has a Senior Executive Stock Option Plan which is described in note 27(c). This compensation plan allows the option holder the right to settle options in cash. The liability is measured at fair value using the Black-Scholes model at the modification date and subsequently at each period end date. Changes in fair value of the liability are recognized in the Consolidated Statements of Operations.

The Company has a Deferred Performance Share Unit (“DPSU”) Plan which is described in note 27(d). This compensation plan is settled, at the Company’s option, either by the issuance of equity instruments or by cash payment. Compensation cost is measured using the Black-Scholes model at the grant date and is expensed on a straight-line basis over the award’s vesting period, with a corresponding increase to additional paid-in capital. The vesting of awards under the DPSU plan is contingent upon certain performance criteria being achieved. The fair value of each share option grant under the DPSU plan assumes that the relevant performance criteria will be achieved and compensation cost is recorded to the extent that vesting of the award is considered probable. When it is determined that such criteria are not probable of being achieved, no compensation cost is recognized and any previously recognized compensation cost is reversed. The company has no outstanding DPSUs at this time.

The Company has a Restricted Share Unit (“RSU”) Plan which is described in note 27(e). RSUs are granted effective April 1 of each fiscal year with respect to services to be provided in that fiscal year and the following two fiscal years. The RSUs vest at the end of a three-year term. The Company classifies RSUs as a liability as the Company has the ability and intent to settle the awards in cash. Compensation expense is calculated based on the number of vested shares multiplied by the fair market value of each RSU as determined by the volume weighted average trading price of the Company’s common shares for the five trading days immediately preceding the day on which the fair market value is to be determined. The Company recognizes compensation expense over the three-year term of the RSU in the Consolidated Statements of Operations.

The Company has a Director’s Deferred Stock Unit (“DDSU”) Plan which is described in note 27(f). The DDSU plan enables directors to receive all or a portion of their fee for that fiscal year in the form of deferred stock units. The deferred stock units are settled in cash and are classified as a liability on the Consolidated Balance Sheets. The measurement of the liability and compensation costs for these awards is based on the fair value of the unit and is recorded as a charge to operating income when issued. Subsequent changes in the Company’s payment obligation after issuing the unit and prior to the settlement date are recorded as a charge to operating income in the period such changes occur.

The Company has a Stock Award Plan which is described in note 27(g). The stock awards are settled at the Company’s option, either by the issuance of equity instruments if all necessary shareholder approvals and regulatory approvals are obtained or by cash payment. Compensation cost is measured using the market price of the Company’s common shares at the grant date and is expensed on a straight-line basis over the award’s vesting period, with a corresponding increase to additional paid-in capital.

v) Net (loss) income per share

Basic net (loss) income per share is computed by dividing net income available to common shareholders by the weighted average number of shares outstanding during the year (see note 18(b)). Diluted per share amounts are calculated using the treasury stock method. The treasury stock method increases the diluted weighted average shares outstanding to include additional shares from the assumed exercise of stock options, if dilutive. The number of additional shares is calculated by assuming outstanding in-the-money stock options were exercised and the proceeds from such exercises, including any unamortized stock-based compensation cost, were used to acquire shares of common stock at the average market price during the year.

w) Leases

Leases entered into by the Company in which substantially all the benefits and risks of ownership are transferred to the Company are recorded as obligations under capital leases, and under the corresponding category of property, plant and equipment. Obligations under capital leases reflect the present value of future lease payments, discounted at an appropriate interest rate, and are reduced by rental payments net of imputed interest. All other leases are classified as operating leases and leasing costs, including any rent holidays, leasehold incentives, and rent concessions, are amortized on a straight-line basis over the lease term.

Certain operating lease and rental agreements provide a maximum hourly usage limit, above which the Company will be required to pay for the over hour usage as a contingent rent expense. These contingent expenses are recognized when the likelihood of exceeding the usage limit is considered probable and are due at the end of the lease term or rental period. The contingent rental expenses are included in “Equipment operating lease expense” in the Consolidated Statements of Operations.

x) Deferred financing costs

Underwriting, legal and other direct costs incurred in connection with the issuance of debt not measured under the fair value option are presented as deferred financing costs. The deferred financing costs related to the senior notes, debentures and the revolving and term loan facilities are amortized over the term of the related debt using the effective interest method.

y) Investments in unconsolidated joint ventures or affiliates

Investments in unconsolidated joint ventures or affiliates over which the Company has significant influence including the Company’s investment in Noramac Ventures Inc. are accounted for under the equity method of accounting, whereby the investment is carried at the cost of acquisition, including subsequent capital contributions and loans from the Company, plus the Company’s equity in undistributed earnings or losses since acquisition. Investments in unconsolidated joint ventures are included as investment in and advances to unconsolidated joint venture in the Company’s Consolidated Balance Sheets.

z) Business combinations

The Company accounts for all business combinations using the acquisition method. Acquisition related costs which include finder’s fees, advisory, legal, accounting, valuation, other professional or consulting fees, and administrative costs are expensed as incurred.

Accounting Pronouncements Recently Adopted	12 Months Ended
Mar. 31, 2012
Accounting pronouncements recently adopted/Recent United States accounting pronouncements not yet adopted [Abstract]
Accounting pronouncements recently adopted

3. Accounting pronouncements recently adopted

a) Revenue recognition

In October 2009, the FASB issued ASU No. 2009-13, “Revenue Recognition: Multiple-Deliverable Revenue Arrangements”, which addresses the accounting for multiple-deliverable arrangements to enable vendors to account for products or services separately rather than as a combined unit. The amendments establish a selling price hierarchy for determining the selling price of a deliverable. The amendments also eliminate the residual method of allocation and require that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method. The Company adopted this ASU effective April 1, 2011. The adoption of this standard did not have a material effect on the Company’s consolidated financial statements.

b) Share based payment awards

In April 2010, the FASB issued ASU No. 2010-13, “Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades”, which clarifies that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades should not be considered to contain a condition that is not a market, performance, or service condition. Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity. The Company adopted this ASU effective April 1, 2011 as an amendment to ASC 718, “Compensation – Stock Compensation”. The adoption of this standard did not have a material effect on the Company’s consolidated financial statements.

c) Intangibles – Goodwill and Other

In December 2010, the FASB issued ASU No. 2010-28, “When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts”, which amends ASC 350, “Intangibles-Goodwill and Other” to modify step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, to require an entity to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The Company adopted this ASU effective April 1, 2011. The adoption of this standard did not have a material effect on the Company’s consolidated financial statements.

d) Business Combinations

In December 2010, the FASB issued ASU No. 2010-29, “Disclosure of Supplementary Pro Forma Information for Business Combinations”, which amends ASC 805, “Business Combinations”, to require that pro-forma information be presented as if the business combination occurred at the beginning of the prior annual reporting period for the purposes of calculating both the current reporting period and the prior reporting period pro forma financial information. The ASU also requires the disclosure be accompanied by a narrative description of the nature and amount of material, nonrecurring pro forma adjustments. The Company adopted this ASU prospectively effective April 1, 2011 for business combinations for which the acquisition date is on or after April 1, 2011. The adoption of this standard did not have a material effect on the Company’s consolidated financial statements.

e) Fair value measurement

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRS”, which generally represent clarifications of Topic 820, but also include some instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This ASU results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with US GAAP and IFRSs. The Company adopted this ASU prospectively effective January 1, 2012. The adoption of this standard did not have a material effect on the Company’s consolidated financial statements.

Recent United States accounting pronouncements not yet adopted	12 Months Ended
Mar. 31, 2012
Accounting pronouncements recently adopted/Recent United States accounting pronouncements not yet adopted [Abstract]
Recent United States accounting pronouncements not yet adopted

4. Recent United States accounting pronouncements not yet adopted

a) Goodwill Impairment

In September 2011, the FASB issued ASU 2011-08, “Intangibles – Goodwill and Other – Testing Goodwill for Impairment”, which amended the guidance on the annual testing of goodwill for impairment. The amended guidance will allow companies to assess qualitative factors to determine if it is more-likely-than-not that goodwill might be impaired and whether it is necessary to perform the two-step goodwill impairment test required under current accounting standards. This guidance will be effective for the Company’s fiscal year ending March 31, 2013, with early adoption permitted. The Company has determined that this new guidance will not have a material impact on its consolidated financial statements.

b) Offsetting Assets and Liabilities

In December 2011, the FASB issued ASU 2011-11, “Balance Sheet”, which amends the disclosure requirements on offsetting in Section 210-20-50. The amendments require enhanced disclosures by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either Section 210-20-45 or Section 815-10-45. This guidance will be effective for the Company’s fiscal year ending March 31, 2014. This standard does not amend the existing guidance on when it is appropriate to offset. The adoption of this standard is not anticipated to have a material effect on the Company’s consolidated financial statements.

c) Comprehensive income

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. This ASU requires the presentation of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements rather than as a footnote to the consolidated financial statements, where it is currently disclosed. The ASU also requires the presentation of reclassification adjustments for items that are reclassified from other comprehensive income to net income in the financial statements where the components of net income and the components of other comprehensive income are presented. The option under current guidance that permits the presentation of components of other comprehensive income as part of the statement of changes in shareholders’ equity will be eliminated. In December 2011, the FASB further amended its guidance to defer changes related to the presentation of reclassification adjustments indefinitely as a result of concerns raised by stakeholders that the new presentation requirements would be difficult for preparers and add unnecessary complexity to financial statements. This guidance will be effective for the Company’s fiscal year ending March 31, 2013. The Company has determined that this new guidance will not have a material impact on its consolidated financial statements.

Goodwill	12 Months Ended
Mar. 31, 2012
Goodwill [Abstract]
Goodwill

5. Goodwill

In accordance with the Company’s accounting policy, a goodwill impairment test is completed on October 1 of each fiscal year or whenever events or changes in circumstances indicate that impairment may exist. The Company conducted its annual goodwill impairment tests on October 1, 2011, 2010 and 2009 and concluded that there was no goodwill impairment as the fair value of the Piling reporting unit exceeded its carrying value. There were no triggering events between October 1, 2011 and March 31, 2012.

The changes in goodwill during the years ended March 31, 2012, 2011 and 2010 are as follows:

Balance at March 31, 2009	$23,872
Acquisition of goodwill (assigned to the Piling segment) (note 6(b))	1,239
Balance at March 31, 2010	25,111
Acquisition of goodwill (assigned to the Piling segment) (note 6(a))	7,790
Balance at March 31, 2011 and March 31, 2012	$32,901

Acquisitions	12 Months Ended
Mar. 31, 2012
Acquisitions [Abstract]
Acquisitions

6. Acquisitions

a) Acquisitions in fiscal 2011

On November 1, 2010, the Company acquired all of the assets of Cyntech Corporation and its wholly-owned subsidiary Cyntech Anchor Systems LLC (collectively “Cyntech”), for consideration of $23,501. Cyntech is based in Calgary, Alberta and designs and manufactures screw piles and pipeline anchoring systems, and provides tank maintenance services to the petro-chemical industry. As a result of this acquisition, the Company gained access to screw piling, pipeline anchor design and manufacturing capabilities in Canada and the United States. The Company also gained oil and gas storage tank repair and maintenance capabilities which complement the Company’s existing service offering. The transaction was accounted for using the acquisition method with the results of operations included in the financial statements from the date of acquisition. Acquisition related costs were recorded in general and administrative expenses. The goodwill acquired is deductible for tax purposes.

The following table summarizes the recognized amounts of the assets acquired and liabilities assumed at the acquisition date:

Accounts receivable	$7,064
Inventories	1,646
Prepaid expenses and deposits	45
Plant and equipment	1,346
Intangible assets	7,284
Accounts payable	(1,674)
Total identifiable net assets	$15,711
Goodwill	7,790
Total consideration	$23,501

b) Acquisitions in fiscal 2010

On August 1, 2009, the Company acquired all of the issued and outstanding shares of DF Investments Limited and its subsidiary Drillco Foundation Co. Ltd., a piling company based in Milton, Ontario, for consideration of $5,410. This acquisition provided the Company access to piling markets and customers in the Toronto area. The transaction was accounted for using the acquisition method with the results of operations included in the financial statements from the date of acquisition. The goodwill acquired is not deductible for tax purposes.

The following table summarizes the recognized amounts of the assets acquired and liabilities assumed at the acquisition date:

Accounts receivable	$4,101
Inventories	59
Prepaid expenses and deposits	11
Property, plant and equipment	2,873
Land	281
Intangible assets	547
Accounts payable and accrued liabilities	(2,211)
Deferred tax liabilities	(838)
Long term debt	(652)
Total identifiable net assets	$4,171
Goodwill	1,239
Total consideration	$5,410

Accounts receivable	12 Months Ended
Mar. 31, 2012
Accounts receivable [Abstract]
Accounts receivable

7. Accounts receivable

	March 31, 2012	March 31, 2011
Accounts receivable – trade	$180,917	$115,660
Accounts receivable – holdbacks	32,134	12,018
Income and other taxes receivable	–	397
Accounts receivable – other	1,288	437
Allowance for doubtful accounts (note 21(d))	(210)	(30)
	$214,129	$128,482

Accounts receivable – holdbacks represent amounts up to 10% under certain contracts that the customer is contractually entitled to withhold until completion of the project or until certain project milestones are achieved. Holdbacks include $6,038 as of March 31, 2012 (March 31, 2011– $587) which relate to contracts whereby the normal operating cycle is greater than one year and therefore are not expected to be collected within a year.

Costs incurred and estimated earnings net of billings on uncompleted contracts	12 Months Ended
Mar. 31, 2012
Costs incurred and estimated earnings net of billings on uncompleted contracts [Abstract]
Costs incurred and estimated earnings net of billings on uncompleted contracts

8. Costs incurred and estimated earnings net of billings on uncompleted contracts

	March 31, 2012	March 31, 2011
Costs incurred and estimated earnings on uncompleted contracts	$587,220	$946,482
Less billings to date	(509,511)	(845,547)
	$77,709	$100,935

Costs incurred and estimated earnings net of billings on uncompleted contracts is presented in the Consolidated Balance Sheets under the following captions:

	March 31, 2012	March 31, 2011
Unbilled revenue	$86,859	$102,939
Billings in excess of costs incurred and estimated earnings on uncompleted contracts	(7,514)	(2,004)
	$79,345	$100,935

Unbilled revenue related to non-construction activities amounted to $1,636 (March 31, 2011– $nil).

An amount of $18,080 (March 31, 2011 – $72,025) is recognized within unbilled revenue relating to a single long-term customer contract, whereby the normal operating cycle for this project is greater than one year. As described in Note 2(b) the estimated balances within unbilled revenue are subject to uncertainty concerning ultimate realization.

Inventories	12 Months Ended
Mar. 31, 2012
Inventories [Abstract]
Inventories	9. Inventories

	March 31, 2012	March 31, 2011
Spare tires	$6,620	$3,794
Job materials	2,188	2,118
Manufacturing raw materials	1,669	926
Finished goods	1,378	897
	$11,855	$7,735

Prepaid expenses and deposits	12 Months Ended
Mar. 31, 2012
Prepaid expenses and deposits/Other assets [Abstract]
Prepaid expenses and deposits

10. Prepaid expenses and deposits

Current:
	March 31, 2012	March 31, 2011
Prepaid insurance and property taxes	$1,257	$1,022
Prepaid lease payments	4,624	6,203
Prepaid interest	434	1,044
	$6,315	$8,269
Long term:
	March 31, 2012	March 31, 2011
Prepaid lease payments (note 12(a))	$895	$2,354

Investment in and advances to unconsolidated joint venture	12 Months Ended
Mar. 31, 2012
Investment in and advances to unconsolidated joint venture [Abstract]
Investment in and advances to unconsolidated joint venture

11. Investment in and advances to unconsolidated joint venture

The Company was engaged in a joint venture, Noramac Joint Venture (JV), of which the Company had joint control (50% proportionate interest). The JV was formed for the purpose of expanding the Company’s market opportunities and establishing strategic alliances in Northern Alberta. The Company owned a 49% interest in Noramac Ventures Inc., a nominee company established by the two joint venture partners. On March 25, 2011, the Company and its joint venture partner decided to wind up Noramac Ventures Inc. and terminate the joint venture. At March 31, 2012 and 2011, the assets and liabilities of the joint venture are stated at the lower of carrying value and fair market value less costs to sell. The difference between carrying value and fair market value of assets and liabilities was recognized in the income statement of the joint venture during the years ended March 31, 2012 and 2011.

As of March 31, 2012, the Company’s investment in and advances to the unconsolidated joint venture totalled $1,574 (2011 – $1,488; 2010 – $2,917). The condensed financial data for investment in and advances to unconsolidated joint venture is summarized as follows:

	March 31, 2012	March 31, 2011
Current assets	$6,556	$8,328
Current liabilities	10,716	13,875

Year ended March 31,	2012	2011	2010
Gross revenues	$1,922	$12,196	$8,774
Gross (profit) loss	1,922	2,483	(1,610)
Net (income) loss	(172)	5,440	(87)
Equity in (earnings) loss of unconsolidated joint venture	($86)	$2,720	$(44)

Other assets	12 Months Ended
Mar. 31, 2012
Prepaid expenses and deposits/Other assets [Abstract]
Other assets

12. Other assets

a) Other assets are as follows:

	March 31, 2012	March 31, 2011
Prepaid lease payments (note 10)	$895	$2,354
Assets held for sale (note 12(b) and 21(a))	1,841	721
Intangible assets (note 12(c))	12,866	16,161
Deferred financing costs (note 12(d))	6,141	7,672
	$21,743	$26,908

b) Assets held for sale

Equipment disposal decisions are made using an approach in which a target life is set for each type of equipment. The target life is based on the manufacturer’s recommendations and the Company’s past experience in the various operating environments. Once a piece of equipment reaches its target life it is evaluated to determine if disposal is warranted basedon its expected operating cost and reliability in its current state. If the expected operating cost exceeds the target operating cost for the fleet or if the expected reliability is lower than the target reliability of the fleet, the unit is considered for disposal. Expected operating costs and reliability are based on the past history of the unit and experience in the various operating environments. Assets held for sale are sold on the Company’s used equipment website and syndicated on third party equipment sale websites. If a sale is not realized after a reasonable length of time, the equipment will be sent to auction for disposal.

During the year ended March 31, 2012, impairment of assets held for sale amounting to $8,748, largely due to the writedown of several haul trucks to fair value, have been included in depreciation expense in the Consolidated Statements of Operations (2011 – $141; 2010 – $806). The impairment charge is the amount by which the carrying value of the related assets exceeded their fair value less costs to sell. Gain on disposal of assets held for sale was $466 for the year ended March 31, 2012 (2011 – loss of $825; 2010 – loss of $373).

c) Intangible assets

March 31, 2012	Cost	Accumulated Amortization	Net Book Value
Customer relationships and backlog	$4,442	$1,445	$2,997
Other intangible assets	2,364	1,204	1,160
Internal-use software	16,825	9,644	7,181
Patents	2,017	489	1,528
	$25,648	$12,782	$12,866

March 31, 2011	Cost	Accumulated Amortization	Net Book Value
Customer relationships and backlog	$4,442	$755	$3,687
Other intangible assets	2,364	779	1,585
Internal-use software	15,469	6,441	9,028
Patents	2,017	156	1,861
	$24,292	$8,131	$16,161

During the year ended March 31, 2012, the Company capitalized $3,537 (2011 – $4,748; 2010 – $3,362) related to internally developed computer software. Internal use software with a cost of $607 and accumulated amortization of $358 was written off and the net book value of $249 was included in amortization of intangible assets during the year ended March 31, 2012 (2011 – $nil; 2010 – $208).

Amortization of intangible assets for the year ended March 31, 2012 was $5,702 (2011 – $3,540; 2010 – $1,719). The estimated amortization expense for future years is as follows:

For the year ending March 31,
2013	$4,325
2014	3,625
2015	2,474
2016	1,574
2017 and thereafter	868
$12,866

During the year ended March 31, 2011, $7,284 in additions were made to intangible assets as a result of the acquisition of the assets of Cyntech Corporation and its wholly-owned subsidiary Cyntech Anchor Systems LLC (note 6(a)).

During the year ended March 31, 2010, $547 in additions were made to intangible assets as a result of the acquisition of DF Investments Limited and its subsidiary, Drillco Foundation Co. Ltd. (note 6(b)).

d) Deferred financing costs

March 31, 2012	Cost	Accumulated Amortization	Net Book Value
Term and revolving facilities	$5,422	$4,652	$770
Series 1 Debentures	6,886	1,515	5,371
	$12,308	$6,167	$6,141

March 31, 2011	Cost	Accumulated Amortization	Net Book Value
Term and revolving facilities	$5,362	$3,855	$1,507
Series 1 Debentures	6,886	721	6,165
	$12,248	$4,576	$7,672

During the year ended March 31, 2012, financing fees of $60 were incurred in connection with the modifications made to the amended and restated credit agreement (2011 – $1,034; 2010 – $1,123) (note 15(b)). During the year ended March 31, 2012, financing fees of $nil were incurred in connection with the Series 1 Debentures (2011 – $5,846) (note 15(e)). These fees have been recorded as deferred financing costs and are being amortized using the effective interest method over the term of the credit agreement and the series 1 Debentures, respectively.

Amortization of deferred financing costs included in interest expense for the year ended March 31, 2012 was $1,591 (2011–$1,609; 2010 – $3,348). Upon redemption of the 8 3/4% senior notes on April 28, 2010, the unamortized deferred financing costs related to the 8 3/4 % senior notes of $4,324 were expensed and included in the loss on debt extinguishment (note 15(d)). In addition, $183 related to amortization of deferred financing costs incurred up to the redemption date was included in interest expense.

Property, plant and equipment	12 Months Ended
Mar. 31, 2012
Property, plant and equipment [Abstract]
Property, plant and equipment

13. Property, plant and equipment

March 31, 2012	Cost	Accumulated Deprecation	Net Book Value
Heavy equipment	$347,699	$124,982	$222,717
Major component parts in use	74,444	28,741	45,703
Other equipment	35,736	17,017	18,719
Licensed motor vehicles	27,120	19,775	7,345
Office and computer equipment	13,438	8,977	4,461
Buildings	4,355	3,235	1,120
Land	281	–	281
Leasehold improvements	6,620	2,232	4,388
Assets under capital lease	16,579	8,538	8,041
	$526,272	$213,497	$312,775

March 31, 2011	Cost	Accumulated Deprecation	Net Book Value
Heavy equipment	$341,734	$108,051	$233,683
Major component parts in use	47,248	15,593	31,655
Other equipment	31,877	14,136	17,741
Licensed motor vehicles	21,368	16,592	4,776
Office and computer equipment	12,128	5,899	6,229
Buildings	21,657	8,176	13,481
Land	281	–	281
Leasehold improvements	9,422	3,856	5,566
Assets under capital lease	19,506	11,054	8,452
	$505,221	$183,357	$321,864

Assets under capital lease are comprised predominately of licensed motor vehicles.

During the year ended March 31, 2012, additions to property, plant and equipment included $7,215 of assets that were acquired by means of capital leases (2011 – $427; 2010 – $1,523). Depreciation of equipment under capital lease of $2,005 (2011 – $2,723; 2010 – $4,081) was included in depreciation expense.

Accrued liabilities	12 Months Ended
Mar. 31, 2012
Accrued liabilities [Abstract]
Accrued liabilities

14. Accrued liabilities

	March 31, 2012	March 31, 2011
Accrued interest payable	$9,866	$9,866
Payroll liabilities	15,228	11,412
Liabilities related to equipment leases	4,238	7,518
Income and other taxes payable	7,463	4,018
	$36,795	$32,814

Long term debt	12 Months Ended
Mar. 31, 2012
Long term debt [Abstract]
Long term debt

15. Long term debt

a) Long term debt are as follows:

Current:
	March 31, 2012	March 31, 2011
Credit facilities (note 15(b))	$10,000	$10,000
Capital lease obligations (note 15(c))	4,402	$4,862
	$14,402	$14,862
Long term:
	March 31, 2012	March 31, 2011
Credit facilities (note 15(b))	$68,767	$61,970
Capital lease obligations (note 15(c))	6,299	3,831
Series 1 Debentures (note 15(e))	225,000	225,000
	$300,066	$290,801

b) Credit Facilities

	March 31, 2012	March 31, 2011
Term A Facility	$20,950	$24,698
Term B Facility	37,496	43,748
Total term facilities	$58,446	$68,446
Revolving Facility	20,321	3,524
Total credit facilities	$78,767	$71,970
Less: current portion of term facilities	(10,000)	(10,000)
	$68,767	$61,970

As of March 31, 2012, the Company had outstanding borrowings of $58.4 million (March 31, 2011 – $68.4 million) under the term facilities, $20.3 million (March 31, 2011 – $3.5 million) under the Revolving Facility and had issued $15.0 million (March 31, 2011 – $12.3 million) in letters of credit under the Revolving Facility to support performance guarantees associated with customer contracts. The funds available for borrowing under the Revolving Facility are reduced by any outstanding letters of credit.

Effective September 30, 2011, the Company entered into a Second Amending Agreement to the Fourth Amended and Restated Credit Agreement to provide a temporary increase in the amount available under the Revolving Facility from $85 million to $110.0 million. This increase, which was to remain in effect until March 31, 2012, provided additional borrowing availability to meet working capital requirements and to accommodate the issuance of letters of credit. The receipt of proceeds resulting from the settlement of the Canadian Natural Resources Limited (Canadian Natural) contract negotiations were to be used to repay amounts outstanding on the Revolving Facility and the amount available for borrowing under the temporary addition was to be permanently reduced by the amount of the settlement proceeds received on December 22, 2011. The amount available under the temporary increase was reduced by the $4.3 million received from Canadian Natural, resulting in a reduction in the total amount available under the Revolving Facility to $105.7 million.

In March 2012, the Company entered into a Third Amending Agreement to the Fourth Amended and Restated Credit Agreement to extend the maturity date of the credit agreement by six months to October 31, 2013 and temporarily amended Consolidated EBITDA related covenants as defined within the credit agreement to maintain covenant compliance at year end. The amendment also extended the term of the temporary increase to the Company’s revolving credit facility to June 30, 2012. The Company’s unused borrowing availability under the Revolving Facility was $70.4 million at March 31, 2012. As defined in the agreement, 55% of the proceeds received from Canadian Natural will be used to prepay the outstanding principal and accrued interest under the temporary addition.

Interest on Canadian prime rate loans is paid at variable rates based on the Canadian prime rate plus the applicable pricing margin (as defined in the credit agreement). Interest on US base rate loans is paid at a rate per annum equal to the US base rate plus the applicable pricing margin. Interest on Canadian prime rate and US base rate loans is payable monthly in arrears and computed on the basis of a 365 day or 366 day year, as the case may be. Interest on LIBOR loans is paid during each interest period at a rate per annum, calculated on a 360 day year, equal to the LIBOR rate with respect to such interest period plus the applicable pricing margin. Stamping fees and interest related to the issuance of Bankers’ Acceptances is paid in advance upon the issuance of such Bankers’ Acceptance. The weighted average interest rate on Revolving Facility and Term Facility borrowings at March 31, 2012 was 6.92%.

The credit facilities are secured by a first priority lien on substantially all of the Company’s existing and after-acquired property and contain certain restrictive covenants including, but not limited to, incurring additional debt, transferring or selling assets, making investments including acquisitions, paying dividends or redeeming shares of capital stock.

c) Capital lease obligations

The Company’s capital leases primarily relate to licensed motor vehicles. The minimum lease payments due in each of the next five fiscal years are as follows:

2013	$4,693
2014	2,230
2015	1,938
2016	2,209
2017	651
Subtotal:	$11,721
Less: amount representing interest	(1,020)
Present value of minimum lease payments	$10,701
Less: current portion	(4,402)
Long term portion	$6,299

d) 8 3 /4% Senior Notes

The 8  3/4% senior notes were issued on November 26, 2003 in the amount of US $200.0 million (Canadian $263.0 million). On April 28, 2010, the Company redeemed the 8 3/4 % senior notes for $202,410 and recorded a $4,346 loss on debt extinguishment including a $4,324 write off of deferred financing costs (note 12(d)).

e) Series 1 Debentures

On April 7, 2010, the Company issued $225.0 million of 9.125% Series 1 Debentures (the “Series 1 Debentures”). The Series 1 Debentures mature on April 7, 2017. The Series 1 Debentures bear interest at 9.125% per annum and such interest is payable in equal instalments semi-annually in arrears on April 7 and October 7 in each year, commencing on October 7, 2010.

The Series 1 Debentures are unsecured senior obligations and rank equally with all other existing and future unsecured senior debt and senior to any subordinated debt that may be issued by the Company or any of its subsidiaries. The Series 1 Debentures are effectively subordinated to all secured debt to the extent of collateral on such debt.

At any time prior to April 7, 2013, the Company may redeem up to 35% of the aggregate principal amount of the Series 1 Debentures with the net cash proceeds of one or more public equity offerings at a redemption price equal to 109.125% of the principal amount, plus accrued and unpaid interest to the date of redemption, so long as:

i)	at least 65% of the original aggregate amount of the Series 1 Debentures remains outstanding after each redemption; and

ii)	any redemption by the Company is made within 90 days of the equity offering.

At any time prior to April 7, 2013, the Company may on one or more occasions redeem the Series 1 Debentures, in whole or in part, at a redemption price which is equal to the greater of (a) the Canada Yield Price (as defined in the trust indenture) and (b) 100% of the aggregate principal amount of Series 1 Debentures redeemed, plus, in each case, accrued and unpaid interest to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Series 1 Debentures are redeemable at the option of the Company, in whole or in part, at any time on or after: April 7, 2013 at 104.563% of the principal amount; April 7, 2014 at 103.042% of the principal amount; April 7, 2015 at 101.520% of the principal amount; April 7, 2016 and thereafter at 100% of the principal amount; plus, in each case, interest accrued to the redemption date.

If a change of control occurs, the Company will be required to offer to purchase all or a portion of each debenture holder’s Series 1 Debentures, at a purchase price in cash equal to 101% of the principal amount of the Series 1 Debentures offered for repurchase plus accrued interest to the date of purchase.

Other long term obligations	12 Months Ended
Mar. 31, 2012
Other long term obligations [Abstract]
Other long term obligations

16. Other long term obligations

a) Other long term obligations are as follows:

	March 31, 2012	March 31, 2011
Long term portion of liabilities related to equipment leases	$3,169	$12,747
Deferred lease inducements (note 16(b))	547	654
Asset retirement obligation (note 16(c))	434	395
Senior executive stock option plan (note 27(c))	1,322	5,115
Restricted share unit plan (note 27(e))	3,170	2,633
Director’s deferred stock unit plan (note 27(f))	2,284	4,032
	$10,926	$25,576
Less: current portion of restricted share unit plan (note 27(e))	(2,066)	–
	$8,860	$25,576

b) Deferred lease inducements

Lease inducements applicable to lease contracts are deferred and amortized as a reduction of general and administrative expenses on a straight-line basis over the lease term, which includes the initial lease term and renewal periods only where renewal is determined to be reasonably assured.

	March 31, 2012	March 31, 2011
Balance, beginning of year	$654	$761
Amortization of deferred lease inducements	(107)	(107)
Balance, end of year	$547	$654

c) Asset retirement obligation

The Company recorded an asset retirement obligation related to the future retirement of a facility on leased land. Accretion expense associated with this obligation is included in equipment costs in the Consolidated Statements of Operations.

The following table presents a continuity of the liability for the asset retirement obligation:

	March 31, 2012	March 31, 2011
Balance, beginning of year	$395	$360
Accretion expense	39	35
Balance, end of year	$434	$395

At March 31, 2012, estimated undiscounted cash flows required to settle the obligation were $1,084 (March 31, 2011 – $1,084). The credit adjusted risk-free rate assumed in measuring the asset retirement obligation was 9.42%. The Company expects to settle this obligation in 2021.

Income taxes	12 Months Ended
Mar. 31, 2012
Income taxes [Abstract]
Income taxes

17. Income taxes

Income tax (benefit) provision differs from the amount that would be computed by applying the Federal and Provincial statutory income tax rates to income before income taxes. The reasons for the differences are as follows:

Year ended March 31,	2012	2011	2010
(Loss) income before income taxes	$(28,385)	$(41,098)	$41,898
Tax rate	26.25%	27.75%	28.91%
Expected (benefit) expense	$(7,451)	$(11,405)	$12,113
Increase (decrease) related to:
Impact of enacted future statutory income tax rates	278	164	(673)
Income tax adjustments and reassessments	313	909	1,442
Valuation allowance	(91)	962	–
Stock-based compensation	(393)	1,443	617
Non deductible portion of capital losses	–	1,063	–
Other	121	416	180
Income tax (benefit) expense	$(7,223)	$(6,448)	$13,679
Classified as:
	2012	2011	2010
Year ended March 31,
Current income tax (benefit) expense	$(677)	$2,892	$3,803
Deferred income tax (benefit) expense	(6,546)	(9,340)	9,876
	$(7,223)	$(6,448)	$13,679

The deferred tax assets and liabilities are summarized below:

	March 31, 2012	March 31, 2011
Deferred tax assets:
Non-capital losses carried forward	$51,614	$41,581
Derivative financial instruments	2,296	2,895
Billings in excess of costs on uncompleted contracts	1,887	508
Capital lease obligations	2,689	2,247
Intangible assets	–	473
Long term portion of liabilities related to equipment leases	–	2,029
Deferred lease inducements	134	161
Stock-based compensation	1,402	1,656
Other	420	99
	$60,442	$51,649

	March 31, 2012	March 31, 2011
Deferred tax liabilities:
Unbilled revenue and uncertified revenue included in accounts receivable	$13,039	$24,418
Assets held for sale	462	189
Accounts receivable – holdbacks	8,071	3,154
Property, plant and equipment	52,323	44,105
Deferred financing costs	224	71
Intangible assets	8	76
Other	173	40
	$74,300	$72,053
Net deferred income tax liability	$(13,858)	$(20,404)

Classified as:

	March 31, 2012	March 31, 2011
Current asset	$2,991	$1,729
Long term asset	57,451	49,920
Current liability	(21,512)	(27,612)
Long term liability	(52,788)	(44,441)
	$(13,858)	$(20,404)

The Company and its subsidiaries file income tax returns in the Canadian federal jurisdiction, five provincial jurisdictions and US federal and Texas state jurisdiction. For years before 2007, the Company is no longer subject to Canadian federal or provincial examinations.

The Company has a full valuation allowance against capital losses in deferred tax benefits of $962 as at March 31, 2012 (2011 – $962; 2010 – $nil). At March 31, 2012, the Company has non-capital losses for income tax purposes of $205,565 which predominately expire after 2027.

March 31, 2012
2027	$2,973
2028	7,222
2029	13,676
2030	25,707
2031	93,267
2032	62,720
$205,565

Shares	12 Months Ended
Mar. 31, 2012
Shares [Abstract]
Shares

18. Shares

a) Common shares

Authorized:

Unlimited number of voting common shares

Unlimited number of non-voting common shares

Issued and outstanding:

	Number of Shares	Amount
Voting common shares
Issued and outstanding at March 31, 2009	36,038,476	$303,431
Issued upon exercise of stock options	10,800	53
Transferred from additional paid-in capital on exercise of stock options	–	21
Issued and outstanding at March 31, 2010	36,049,276	$303,505
Issued upon exercise of stock options	193,250	963
Transferred from additional paid-in capital on exercise of stock options	–	386
Issued and outstanding at March 31, 2011	36,242,526	$304,854
Issued upon exercise of stock options	8,480	35
Transferred from additional paid-in capital on exercise of stock options	–	19
Issued and outstanding at March 31, 2012	36,251,006	$304,908

b) Net (loss) income per share

	2012	2011	2010
Year ended March 31,
Net (loss) income available to common shareholders	$(21,122)	$(34,709)	$28,219
Weighted average number of common shares	36,249,082	36,119,356	36,040,857
Basic net (loss) income per share	$(0.58)	$(0.96)	$0.78

	2012	2011	2010
Year ended March 31,
Net (loss) income available to common shareholders	$(21,122)	$(34,709)	$28,219
Weighted average number of common shares	36,249,082	36,119,356	36,040,857
Dilutive effect of stock options, deferred performance share units and stock award plan	–	–	680,169
Weighted average number of diluted common shares	36,249,082	36,119,356	36,721,026
Diluted net (loss) income per share	$(0.58)	$(0.96)	$0.77

For the year ended March 31, 2012, there were 1,834,794 and 50,000 stock options and stock awards, respectively, which were anti-dilutive (March 31, 2011 – 1,647,474, 75,591 and 150,000 stock options, deferred performance share units and stock awards, respectively; March 31, 2010 – 820,641 and 57,311 stock options and deferred performance share units, respectively) and therefore were not considered in computing diluted earnings per share.

Interest expense	12 Months Ended
Mar. 31, 2012
Interest Expense [Abstract]
Interest expense

19. Interest expense

	2012	2011	2010
Year ended March 31,
Interest on 8 3/4% senior notes and swaps	$–	$1,238	$19,041
Interest on capital lease obligations	445	689	1,032
Amortization of deferred financing costs	1,591	1,609	3,348
Interest on credit facilities	7,430	5,361	2,375
Interest on Series 1 Debentures	20,531	20,132	–
Interest on long term debt	$29,997	$29,029	$25,796
Other interest	328	962	284
	$30,325	$29,991	$26,080

Claims revenue	12 Months Ended
Mar. 31, 2012
Claims revenue [Abstract]
Claims revenue	20. Claims revenue

	2012	2011	2010
Year ended March 31,
Claims revenue recognized	$35,211	$5,278	$4,541
Claims revenue uncollected (classified as unbilled revenue)	22,759	2,174	785

Financial instruments and risk management	12 Months Ended
Mar. 31, 2012
Financial instruments and risk management [Abstract]
Financial instruments and risk management

21. Financial instruments and risk management

In determining the fair value of financial instruments, the Company uses a variety of methods and assumptions that are based on market conditions and risks existing on each reporting date. Standard market conventions and techniques, such as discounted cash flow analysis and option pricing models, are used to determine the fair value of the Company’s financial instruments, including derivatives. All methods of fair value measurement result in a general approximation of value and such value may never actually be realized.

The fair values of the Company’s cash and cash equivalents, accounts receivable, unbilled revenue, accounts payable and accrued liabilities approximate their carrying amounts due to the relatively short periods to maturity for the instruments.

The fair values of amounts due under the Credit Facilities are based on management estimates which are determined by discounting cash flows required under the instruments at the interest rate currently estimated to be available for instruments with similar terms. Based on these estimates and by using the outstanding balance of $78.8 million at March 31, 2012 and $72.0 million at March 31, 2011 (note 15 (b)), the fair value of amounts due under the Credit Facilities as at March 31, 2012 and March 31, 2011 are not significantly different than their carrying value.

Financial instruments with carrying amounts that differ from their fair values are as follows:

	March 31, 2012		March 31, 2011
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Capital lease obligations (i)	$10,701	$10,657	$8,693	$8,658
Series 1 Debentures (ii)	225,000	203,624	225,000	238,651

(i)	The fair values of amounts due under capital leases are based on management estimates which are determined by discounting cash flows required under the instruments at the interest rates currently estimated to be available for instruments with similar terms.
(ii)	The fair value of the Series 1 Debentures is based upon the expected discounted cash flows and the period end market price of similar financial instruments.

a) Fair value measurements

The Company has segregated all financial assets and financial liabilities that are measured at fair value on a recurring basis into the most appropriate level within the fair value hierarchy based on the inputs used to determine the fair value at the measurement date.

The fair values of the Company’s embedded derivatives are based on appropriate price modeling commonly used by market participants to estimate fair value. Such modeling includes option pricing models and discounted cash flow analysis, using observable market based inputs including foreign currency rates, implied volatilities and discount factors to estimate fair value. The Company considers its own credit risk or the credit risk of the counterparty in determining fair value, depending on whether the fair values are in an asset or liability position. Fair value determined using valuation models requires the use of assumptions concerning the amount and timing of future cash flows. Fair value amounts reflect management’s best estimates using external, readily observable, market data such as futures prices, interest rate yield curves, foreign exchange rates and discount rates for time value. It is possible that the assumptions used in establishing fair value amounts will differ from future outcomes and the effect of such variations could be material.

At March 31, 2012, the Company had no financial assets or financial liabilities measured at fair value on a recurring basis which were classified as Level 1 or Level 3 under the fair value hierarchy. Since the Company primarily uses observable inputs of similar instruments and discounted cash flows in its valuation of its derivative financial instruments, these fair value measurements are classified as Level 2 of the fair value hierarchy. Financial assets and liabilities measured at fair value net of accrued interest on a recurring basis, all of which are classified as “Derivative financial instruments” on the Consolidated Balance Sheets are summarized below:

March 31, 2012	Carrying Amount
Embedded price escalation features in certain long term supplier contracts	$9,146
Less: current portion	(3,220)
$5,926

March 31, 2011	Carrying Amount
Embedded price escalation features in a long term customer construction contract	$5,877
Embedded price escalation features in certain long term supplier contracts	5,651
$11,528
Less: current portion	(2,474)
$9,054

On April 8, 2010, the Company settled the cross-currency and interest rate swaps, including accrued interest for a total of $91,125 in conjunction with the settlement of the 8  3/4 % senior notes (note 15 (d)).

The realized and unrealized (gain) loss on derivative financial instruments is comprised as follows:

Year ended March 31,	2012	2011	2010
Realized and unrealized loss on cross-currency and interest rate swaps	$–	$2,111	$64,637
Unrealized (gain) loss on embedded price escalation features in a long term customer construction contract	(5,877)	(604)	6,805
Unrealized loss (gain) on embedded price escalation features in certain long term supplier contracts	3,495	(3,812)	(13,315)
Unrealized gain on early redemption option on 8 3/4% senior notes	–	–	(3,716)
	$(2,382)	$(2,305)	$54,411

Non-financial assets that were measured at fair value on a non-recurring basis as at March 31, 2012 and 2011 in the financial statements are summarized below:

	March 31, 2012		March 31, 2011
	Carrying Amount	Change in Fair Value	Carrying Amount	Change in Fair Value
Assets held for sale	$1,841	$(8,748)	$721	$(141)

Assets held for sale are measured at fair value less cost to sell on a non-recurring basis. For the year ended March 31, 2012, assets held for sale with a carrying amount of $10,589 (2011 – $862) were written down to their fair value less cost to sell of $1,841 (2011 – $721), resulting in a loss of $8,748 (2011 – $141), which was included in depreciation expense in the Consolidated Statements of Operations. The fair value less cost to sell of the assets held for sale is determined internally by analyzing recent auction prices for equipment with similar specifications and hours used, the residual value of the asset and the useful life of the asset. The inputs to estimate the fair value of the assets held for sale are classified under Level 3 of the fair value hierarchy.

b) Risk Management

The Company is exposed to market and credit risks associated with its financial instruments. The Company will from time to time use various financial instruments to reduce market risk exposures from changes in foreign currency exchange rates and interest rates. The Company does not hold or use any derivative instruments for trading or speculative purposes.

Overall, the Company’s Board of Directors has responsibility for the establishment and approval of the Company’s risk management policies. Management performs a risk assessment on a continual basis to help ensure that all significant risks related to the Company and its operations have been reviewed and assessed to reflect changes in market conditions and the Company’s operating activities.

c) Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices such as foreign currency exchange rates and interest rates. The level of market risk to which the Company is exposed at any point in time varies depending on market conditions, expectations of future price or market rate movements and composition of the Company’s financial assets and liabilities held, non-trading physical assets and contract portfolios.

To manage the exposure related to changes in market risk, the Company uses various risk management techniques including the use of derivative instruments. Such instruments may be used to establish a fixed price for a commodity, an interest bearing obligation or a cash flow denominated in a foreign currency.

The sensitivities provided below are hypothetical and should not be considered to be predictive of future performance or indicative of earnings on these contracts.

i) Foreign exchange risk

The Company regularly transacts in foreign currencies when purchasing equipment and spare parts as well as certain general and administrative goods and services. These exposures are generally of a short-term nature and the impact of changes in exchange rates has not been significant in the past. The Company may fix its exposure in either the Canadian Dollar or the US Dollar for these short term transactions, if material.

ii) Interest rate risk

The Company is exposed to interest rate risk from the possibility that changes in interest rates will affect future cash flows or the fair values of its financial instruments. Interest expense on borrowings with floating interest rates, including the Company’s Credit Facilities, varies as market interest rates change. At March 31, 2012, the Company held $78.8 million of floating rate debt pertaining to its Credit Facilities (March 31, 2011 – $72.0 million). As at March 31, 2012, holding all other variables constant, a 100 basis point change to interest rates on floating rate debt will result in $0.8 million corresponding change in annual interest expense. This assumes that the amount of floating rate debt remains unchanged from that which was held at March 31, 2012.

The fair value of financial instruments with fixed interest rates, such as the Company’s Series 1 Debentures, fluctuate with changes in market interest rates. However, these fluctuations do not affect earnings, as the Company’s debt is carried at amortized cost and the carrying value does not change as interest rates change.

The Company manages its interest rate risk exposure by using a mix of fixed and variable rate debt and may use derivative instruments to achieve the desired proportion of variable to fixed-rate debt.

d) Credit Risk

Credit risk is the risk that financial loss to the Company may be incurred if a customer or counterparty to a financial instrument fails to meet its contractual obligations. The Company manages the credit risk associated with its cash by holding its funds with what it believes to be reputable financial institutions. The Company is also exposed to credit risk through its accounts receivable and unbilled revenue. Credit risk for trade and other accounts receivables, and unbilled revenue are managed through established credit monitoring activities.

The Company has a concentration of customers in the oil and gas sector. The concentration risk is mitigated primarily by the customers being large investment grade organizations. The credit worthiness of new customers is subject to review by management through consideration of the type of customer and the size of the contract.

At March 31, 2012 and March 31, 2011, the following customers represented 10% or more of accounts receivable and unbilled revenue:

	March 31, 2012	March 31, 2011
Customer A	31%	40%
Customer B	11%	5%
Customer C	10%	14%
Customer D	3%	12%

The Company reviews its accounts receivable amounts regularly and amounts are written down to their expected realizable value when outstanding amounts are determined not to be fully collectible. This generally occurs when the customer has indicated an inability to pay, the Company is unable to communicate with the customer over an extended period of time, and other methods to obtain payment have been considered and have not been successful. Bad debt expense is charged to project costs in the Consolidated Statements of Operations in the period that the account is determined to be doubtful. Estimates of the allowance for doubtful accounts are determined on a customer-by-customer evaluation of collectability at each reporting date taking into consideration the following factors: the length of time the receivable has been outstanding, specific knowledge of each customer’s financial condition and historical experience.

The Company’s maximum exposure to credit risk for accounts receivable and unbilled revenue is as follows:

	March 31, 2012	March 31, 2011
Trade accounts receivables	$213,051	$127,678
Other receivables	1,078	804
Total accounts receivable	$214,129	$128,482
Unbilled revenue	$86,859	$102,939

On a geographic basis as at March 31, 2012, approximately 95% (March 31, 2011 – 95%) of the balance of trade accounts receivable (before considering the allowance for doubtful accounts) was due from customers based in Western Canada.

Payment terms are generally net 30 days. As at March 31, 2012 and 2011, trade receivables are aged as follows:

	March 31, 2012	March 31, 2011
Not past due	$166,362	$98,626
Past due 1-30 days	27,617	18,911
Past due 31-60 days	8,476	3,444
More than 61 days (including holdbacks of $nil (2011 $nil))	10,596	6,697
Total	$213,051	$127,678

As at March 31, 2012, the Company has recorded an allowance for doubtful accounts of $210 (March 31, 2011 – $30) of which 100% relates to amounts that are more than 61 days past due.

The allowance is an estimate of the March 31, 2012 trade receivable balances that are considered uncollectible. Changes to the allowance are as follows:

Year ended March 31,	2012	2011	2010
Opening balance	$30	$1,691	$2,597
Payments received on provided balances	–	(682)	(846)
Current year allowance	180	518	334
Write-offs	–	(1,497)	(394)
Ending balance	$210	$30	$1,691

Credit risk on derivative financial instruments arises from the possibility that the counterparties to the agreements may default on their respective obligations under the agreements. This credit risk only arises in instances where these agreements have positive fair value for the Company.

Other information	12 Months Ended
Mar. 31, 2012
Nature of Operations/Other information [Abstract]
Other information

22. Other information

a) Supplemental cash flow information

Year ended March 31,	2012	2011	2010
Cash paid during the year for:
Interest, including realized interest on interest rate swap	$27,521	$33,559	$49,999
Income taxes	1,415	4,149	10,395
Cash received during the year for:
Interest	1	1,168	10,998
Income taxes	5,347	2,260	453
Non-cash transactions:
Acquisition of property, plant and equipment by means of capital leases	7,215	427	1,523
Additions to assets held for sale	(10,322)	(1,675)	(1,739)
Net increase (decrease) in accounts payable related to purchase of property, plant and equipment	1,380	(3,879)	1,840
Disposition of property, plant and equipment related to the buy-out of contract-related assets	(27,063)	–	–
Disposition of intangible assets related to the buyout of contract-related assets	(1,119)	–	–
Increase in accounts receivable related to the buyout of contract-related assets	66,055	–	–
Decrease in unbilled revenue related to the buyout of contract-related assets	(16,457)	–	–
Decrease in inventory related to the buyout of contract-related assets	(8,483)	–	–
Increase in accounts payable related to the buyout of contract-related assets	12,933	–	–
Increase in accrued liabilities related to current portion of RSU liability	2,066	–	–

b) Net change in non-cash working capital

Year ended March 31,	2012	2011	2010
Operating activities:
Accounts receivable, net	$(19,592)	$(9,534)	$(29,428)
Unbilled revenue	(377)	(18,237)	(28,795)
Inventories	(12,603)	(2,661)	6,214
Prepaid expenses and deposits	3,413	308	(2,620)
Accounts payable	70,764	21,382	6,620
Accrued liabilities	1,915	(5,434)	1,150
Long term portion of liabilities related to equipment leases	(9,578)	(2,196)	7,809
Billings in excess of costs incurred and estimated earnings on uncompleted contracts	5,510	390	(541)
	$39,452	$(15,982)	$(39,591)

Segmented information	12 Months Ended
Mar. 31, 2012
Segmented information [Abstract]
Segmented information

23. Segmented information

a) General overview

The Company operates in the following reportable business segments, which follow the organization, management and reporting structure within the Company:

•	Heavy Construction and Mining:

The Heavy Construction and Mining segment provides mining and site preparation services, including overburden removal and reclamation services, project management, underground utility construction, equipment rental to a variety of customers, environmental services including construction and modification of tailing ponds and reclamation of completed mine sites to environmental standards throughout Canada.

•	Piling:

The Piling segment provides deep foundation construction and design build services to a variety of industrial and commercial customers throughout Western Canada and Ontario. It also designs and manufactures screw piles and pipeline anchoring systems and provides tank maintenance services to the petro-chemical industry across Canada and the United States and sells pipeline anchoring systems globally.

•	Pipeline:

The Pipeline segment provides both small and large diameter pipeline construction and installation services as well as equipment rental to energy and industrial clients throughout Western Canada.

The accounting policies of the reportable operating segments are the same as those described in the significant accounting policies in note 2. Certain business units of the Company have been aggregated into the Heavy Construction and Mining segment as they have similar economic characteristics based on the nature of the services provided, the customer base and the resources used to provide these services.

b) Results by business segment

For the year ended March 31, 2012	Heavy Construction and Mining	Piling	Pipeline	Total
Revenue from external customers	$670,720	$185,321	$150,504	$1,006,545
Depreciation of property, plant and equipment	35,804	3,912	1,045	40,761
Segment profits (loss)	86,567	46,012	(11,322)	121,257
Segment assets	426,625	142,131	70,602	639,358
Capital expenditures	42,001	12,570	4,110	58,681

For the year ended March 31, 2011	Heavy Construction and Mining	Piling	Pipeline	Total
Revenue from external customers	$667,037	$105,559	$85,452	$858,048
Depreciation of property, plant and equipment	28,832	3,636	550	33,018
Segment profits (loss)	50,703	18,455	(3,034)	66,124
Segment assets	423,947	116,623	37,053	577,623
Capital expenditures	29,577	2,560	1,124	33,261

For the year ended March 31, 2010	Heavy Construction and Mining	Piling	Pipeline	Total
Revenue from external customers	$665,514	$68,531	$24,920	$758,965
Depreciation of property, plant and equipment	34,419	2,842	153	37,414
Segment profits (loss)	111,016	11,288	(3,851)	118,453
Segment assets	435,098	92,980	14,765	542,843
Capital expenditures	40,431	1,081	948	42,460

c) Reconciliations

i) Income (loss) before income taxes

Year ended March 31,	2012	2011	2010
Total profit for reportable segments	$121,257	$66,124	$118,453
Less: Unallocated equipment costs (recoveries) (i)	60,356	7,988	(20,832)
Gross profit	$60,901	$58,136	$139,285
Less: unallocated corporate items:
General and administrative expenses	54,400	59,828	62,516
Loss on disposal of property, plant and equipment	1,741	1,948	1,233
(Gain) loss on disposal of assets held for sale	(466)	825	373
Amortization of intangible assets	5,702	3,540	1,719
Equity in (earnings) loss of unconsolidated joint venture	(86)	2,720	(44)
Interest expense, net	30,325	29,991	26,080
Foreign exchange loss (gain)	52	(1,659)	(48,901)
Realized and unrealized (gain) loss on derivative financial instruments	(2,382)	(2,305)	54,411
Loss on debt extinguishment	–	4,346	–
(Loss) income before income taxes	$(28,385)	$(41,098)	$41,898
(i)	Unallocated equipment costs represent actual equipment costs, including non-cash items such as depreciation, which have not been allocated to reportable segments. Unallocated equipment recoveries arise when actual equipment costs charged to the reportable segment exceed actual equipment costs incurred.

ii) Total assets

	March 31, 2012	March 31, 2011
Corporate assets:
Cash and cash equivalents	$1,400	$722
Property, plant and equipment	23,017	24,831
Deferred tax assets	60,442	51,649
Other	25,776	28,132
Total corporate assets	$110,635	$105,334
Total assets for reportable segments	639,358	577,623
Total assets	$749,993	$682,957

The Company’s goodwill of $32,901 is assigned to the Piling segment. All of the Company’s assets are located in Canada and the United States.

iii) Depreciation of property, plant and equipment

Year ended March 31,	2012	2011	2010
Total depreciation for reportable segments	$40,761	$33,018	$37,414
Depreciation for corporate assets	8,139	6,422	5,222
Total depreciation	$48,900	$39,440	$42,636

iv) Capital expenditures for long-lived assets

Year ended March 31,	2012	2011	2010
Total capital expenditures for reportable segments	$58,681	$33,261	$42,460
Capital expenditures for corporate assets	6,615	7,904	12,790
Total capital expenditures for long-lived assets	$65,296	$41,165	$55,250

d) Customers

The following customers accounted for 10% or more of total revenues:

Year ended March 31,	2012	2011	2010
Customer A	21%	29%	51%
Customer B	16%	8%	5%
Customer C	11%	10%	9%
Customer D	10%	24%	19%

The revenue by major customer was earned mainly by the Heavy Construction and Mining segment.

e) Geographic information

i) The geographic revenue distribution for the Company is as follows:

Year ended March 31,	2012	2011	2010
Canada	$996,916	$855,963	$758,965
International	6,935	1,046	–
United States	2,694	1,039	–
	$1,006,545	$858,048	$758,965

ii) The geographic distribution of long-lived assets is as follows:

	March 31, 2012	March 31, 2011
Canada	$367,240	$381,577
United States	179	96
	$367,419	$381,673

Related party transactions	12 Months Ended
Mar. 31, 2012
Related party transactions [Abstract]
Related party transactions

24. Related party transactions

Sterling Group Partners I, L.P., Perry Partners, L.P. and Perry Partners International, Inc. are collectively “the Sponsors” of the Company. The Company may receive consulting and advisory services provided by the Sponsors (principals or employees of such Sponsors are directors of the Company) with respect to the organization of the companies, employee benefit and compensation arrangements, and other matters, and no fee is charged for these consulting and advisory services.

In order for the Sponsors to provide such advisory and consulting services, the Company provides reports, financial data and other information to the Sponsors. This permits them to consult with and advise the Company’s management on matters relating to its operations, company affairs and finances. In addition, this permits them to visit and inspect any of the Company’s properties and facilities.

There were no material related party transactions during the years ended March 31, 2012, 2011 and 2010. All related party transactions were in the normal course of operations and were measured at the exchange amount, being the consideration established and agreed to by the related parties.

Commitments	12 Months Ended
Mar. 31, 2012
Contingencies/Commitments [Abstract]
Commitments

25. Commitments

The annual future minimum lease payments for heavy equipment, office equipment and premises in respect of operating leases, excluding contingent rentals, for the next five years and thereafter are as follows:

For the year ending March 31,
2013	$54,542
2014	38,553
2015	19,014
2016	4,248
2017 and thereafter	–
$116,357

Total contingent rentals on operating leases consisting principally of usage (recoveries) charges in excess of minimum contracted amounts for the years ended March 31, 2012, 2011 and 2010 amounted to $(8,449), $1,881 and $10,246 respectively.

Employee benefit plans	12 Months Ended
Mar. 31, 2012
Employee benefit plans [Abstract]
Employee benefit plans

26. Employee benefit plans

The Company and its subsidiaries match voluntary contributions made by employees to their Registered Retirement Savings Plans to a maximum of 5% of base salary for each employee. Contributions made by the Company during the year ended March 31, 2012 were $2,083 (2011 – $1,689; 2010 — $1,393).

Stock-based compensation	12 Months Ended
Mar. 31, 2012
Stock-based compensation [Abstract]
Stock-based compensation

27. Stock-based compensation

a) Stock-based compensation expenses

Stock-based compensation expenses included in general and administrative expenses are as follows:

Year ended March 31,	2012	2011	2010
Share option plan (note 27(b))	$1,373	$1,455	$2,135
Senior executive stock option plan (note 27(c))	(2,878)	2,878	–
Deferred performance share unit plan (note 27(d))	–	(44)	123
Restricted share unit plan (note 27(e))	733	1,603	1,010
Director’s deferred stock unit plan (note 27(f))	(1,747)	1,484	2,002
Stock award plan (note 27(g))	256	780	–
	$(2,263)	$8,156	$5,270

b) Share option plan

Under the 2004 Amended and Restated Share Option Plan, which was approved and became effective in 2006, directors, officers, employees and certain service providers to the Company are eligible to receive stock options to acquire voting common shares in the Company. Each stock option provides the right to acquire one common share in the Company and expires ten years from the grant date or on termination of employment. Options may be exercised at a price determined at the time the option is awarded, and vest as follows: no options vest on the award date and twenty percent vest on each subsequent anniversary date.

	Number of options	Weighted average exercise price $ per share
Outstanding at March 31, 2009	2,071,884	7.53
Granted	375,700	8.88
Exercised(i)	(10,800)	4.90
Options settled for cash	(95,720)	4.95
Forfeited	(90,260)	8.53
Outstanding at March 31, 2010	2,250,804	7.84
Granted	260,000	9.77
Exercised(i)	(193,250)	4.98
Forfeited	(120,080)	10.30
Modified (ii)	(550,000)	5.00
Outstanding at March 31, 2011	1,647,474	9.25
Granted	287,700	6.56
Exercised(i)	(8,480)	4.15
Forfeited	(91,900)	10.42
Outstanding at March 31, 2012	1,834,794	8.79
(i)	All stock options exercised resulted in new common shares being issued (note 18(a));
(ii)	550,000 stock options were modified as senior executive stock options on September 22, 2010 (note 27(c)).

Cash received from the option exercises for the year ended March 31, 2012 was $35 (2011—$963; 2010 – $53). Cash paid for options settled for cash for the year ended March 31, 2012 was $nil (2011 – $nil; 2010 – $244).The total intrinsic value of options exercised, calculated as market value at the exercise date less exercise price, multiplied by the number of units exercised, for the years ended March 31, 2012, 2011 and 2010 was $48, $1,084 and $277, respectively.

The following table summarizes information about stock options outstanding at March 31, 2012:

	Options outstanding			Options exercisable
Exercise price	Number	Weighted average remaining life	Weighted average exercise price	Number	Weighted average remaining life	Weighted average exercise price
$3.69	127,320	6.7 years	$3.69	73,840	6.7 years	$3.69
$5.00	437,294	2.7 years	$5.00	437,294	2.7 years	$5.00
$6.56	277,100	9.7 years	$6.56	–	–	–
$8.28	130,000	7.2 years	$8.28	52,000	7.2 years	$8.28
$8.58	60,000	8.5 years	$8.58	12,000	8.5 years	$8.58
$9.33	159,280	7.9 years	$9.33	64,720	7.9 years	$9.33
$10.13	174,480	8.7 years	$10.13	35,440	8.7 years	$10.13
$13.21	75,000	5.8 years	$13.21	60,000	5.8 years	$13.21
$13.50	201,560	5.7 years	$13.50	161,720	5.7 years	$13.50
$15.37	40,000	6 years	$15.37	32,000	6 years	$15.37
$16.01	75,000	6 years	$16.01	45,000	6 years	$16.01
$16.46	50,000	6 years	$16.46	30,000	6 years	$16.46
$16.75	27,760	4.5 years	$16.75	27,760	4.5 years	$16.75
	1,834,794	6.3 years	$8.79	1,031,774	4.8 years	$8.82

At March 31, 2012, the weighted average remaining contractual life of outstanding options is 6.3 years (March 31, 2011 – 6.8 years). The fair value of options vested during the year ended March 31, 2012 was $1,652 (March 31, 2011 – $1,892). At March 31, 2012, the Company had 1,031,774 exercisable options (March 31, 2011 – 830,482) with a weighted average exercise price of $8.82 (March 31, 2011 – $8.52).

At March 31, 2012, the total compensation costs related to non-vested awards not yet recognized was $2,655 (March 31, 2011 – $2,973) and these costs are expected to be recognized over a weighted average period of 3.2 years (March 31, 2011 – 3.4 years).

The fair value of each option granted by the Company was estimated on the grant date using the Black-Scholes option pricing model with the following assumptions:

Year ended March 31,	2012	2011	2010
Number of options granted	287,700	260,000	375,700
Weighted average fair value per option granted ($)	4.38	6.79	6.25
Weighted average assumptions:
Dividend yield	Nil%	Nil%	Nil%
Expected volatility	75.22%	78.59%	76.27%
Risk-free interest rate	1.32%	2.65%	3.39%
Expected life (years)	6.3	6.1	6.5

The Company uses company specific historical data to estimate the expected life of the option, such as employee option exercise and employee post-vesting departure behaviour.

c) Senior executive stock option plan

On September 22, 2010, the Company modified a senior executive employment agreement to allow the option holder the right to settle options in cash which resulted in 550,000 stock options (senior executive stock options) changing classification from equity to a long term liability. The liability is measured at fair value using the Black-Scholes model at the modification date and subsequently at each period end date. Previously recognized compensation cost related to the senior executive stock option plan of $2,237 was transferred from additional paid-in capital to the senior executive stock option liability on the modification date. The fair value of the compensation liability is calculated using the Black-Scholes model at each period end. Changes in fair value of the liability are recognized in the Consolidated Statements of Operations.

The weighted average assumptions used in estimating the fair value of the senior executive stock options as at March 31, 2012 are as follows:

Year ended March 31,	2012	2011
Number of senior executive stock options	550,000	550,000
Weighted average fair value per option granted ($)	2.40	9.3
Weighted average assumptions:
Dividend yield	Nil%	Nil%
Expected volatility	74.99%	76.74%
Risk-free interest rate	0.54%	1.77%
Expected life (years)	3.11	4.10

d) Deferred performance share unit plan

The company has no outstanding Deferred Performance Share Units (“DPSUs”) at this time. DPSUs were granted each fiscal year with respect of services to be provided in that fiscal year and the following two fiscal years. The DPSUs vested the end of a three-year term and were subject to the performance criteria approved by the Compensation Committee of the Board of Directors at the date of grant. Such performance criterion included the passage of time and was based upon return on invested capital calculated as operating income divided by average operating assets. The maturity date for such DPSUs was the last day of the third fiscal year following the grant date. At the maturity date, the Compensation Committee assesses the participant against the performance criteria and determines the number of DPSUs that were earned (earned DPSUs).

The settlement of the participant’s entitlement was made at the Company’s option either in cash, in an amount equivalent to the number of earned DPSUs multiplied by the fair market value of the Company’s common shares as determined by the volume weighted average trading price of the Company’s common shares for the five trading days immediately preceding the date of maturity, or in a number of common shares equal to the number of earned DPSUs. If settled in common shares, the common shares were purchased on the open market or through the issuance of shares from treasury.

The fair value of each unit under the DPSU Plan was estimated on the date of the grant using Black-Scholes option pricing model. There were no DPSUs granted in fiscal 2011 and 2012. The weighted average assumptions used in estimating the fair value of the share options issued under the DPSU Plan during the year ended March 31, 2010 is as follows:

Number of units granted	908,165
Weighted average fair value per unit granted ($)	4.71
Weighted average assumptions:
Dividend yield	Nil%
Expected volatility	96.89%
Risk-free interest rate	1.47%
Expected life (years)	3.00

Number of units
Outstanding at March 31, 2009	91,005
Granted	908,165
Forfeited	(102,671)
Converted to RSUs (note 27(e))	(389,204)
Outstanding at March 31, 2010	507,295
Forfeited	(74,776)
Outstanding at March 31, 2011	432,519
Expired	(41,117)
Converted to RSUs (note 27(e))	(391,402)
Outstanding at March 31, 2012	–

On April 1, 2011, the Company converted 262,737 and 128,665 Deferred Performance Share Units (“DPSUs”) into Restricted Share Units (“RSUs”) for the April 1, 2009 and March 31, 2010 grants at a conversion factor of 50% and 75% respectively (note 27(e)).

At March 31, 2012 there were nil outstanding DPSUs. At March 31, 2011, there were 111,020 units vested and the weighted average remaining contractual life of outstanding DPSU units was 1.2 years. Compensation expense was adjusted based upon management’s assessment of performance against return on invested capital targets and the ultimate number of units expected to be issued. As at March 31, 2011, there was approximately $242 of total unrecognized compensation cost related to non-vested share-based payment arrangements under the DPSU Plan, which was expected to be recognized over a weighted average period of 1.2 years and was subject to performance adjustments. On December 18, 2009, the Company converted 26,059 and 363,145 DPSUs into RSUs for the April 1, 2008 and April 1, 2009 grants respectively at a conversion factor of 80% (note 27(e)).

e) Restricted share unit plan

Restricted Share Units (“RSUs”) are granted each fiscal year with respect to services to be provided in that fiscal year and the following two fiscal years. The RSUs vest at the end of a three–year term. The Company classifies RSUs as a liability as the Company has the ability and intent to settle the awards in cash.

Compensation expense is calculated based on the number of vested shares multiplied by the fair market value of each RSU as determined by the volume weighted average trading price of the Company’s common shares for the five trading days immediately preceding the day on which the fair market value is to be determined. The Company recognizes compensation expense over the three-year term of the RSU in the Consolidated Statements of Operations.

On April 1, 2011, the Company converted the April 1, 2009 and March 31, 2010 DPSUs (note 27(d)) into RSUs at a conversion factor of 50% and 75% respectively. On December 18, 2009, the Company converted certain middle manager’s DPSUs (note 27(d)) into RSUs at a conversion factor of 80%.

Number of units
Outstanding at March 31, 2009	–
Converted from DPSUs (note 27(d))	311,358
Granted	169,489
Forfeited	(12,032)
Outstanding at March 31, 2010	468,815
Forfeited	(86,339)
Outstanding at March 31, 2011	382,476
Granted	695,086
Settled	(27,850)
Forfeited	(102,022)
Converted from DPSUs (note 27(d))	227,875
Outstanding at March 31, 2012	1,175,565

At March 31, 2012, the $2,066 current portion of RSU liabilities were included in accrued liabilities (March 31, 2011 - $nil) and long term portion of RSU liabilities of $1,104 were included in other long term obligations (March 31, 2011 — $2,633) in the Consolidated Balance Sheets. During the year ended March 31, 2012, 27,850 units vested and were settled in cash for $318.

At March 31, 2012, there were 329,901 units vested and the redemption value of these units was $4.91/unit (March 31, 2011 – $11.96/unit). At March 31, 2012, the weighted average remaining contractual life of the RSUs outstanding was 1.4 years (March 31, 2011 – 1.3 years).

Using the redemption value of $4.91/unit at March 31, 2012, there was approximately $2,576 of total unrecognized compensation cost related to non–vested share–based payment arrangements under the RSU Plan and these costs are expected to be recognized over the weighted average remaining contractual life of the RSUs of 1.4 years (March 31, 2011 – 1.3 years). On approval of the RSU Plan in 2009, the Company reclassified $20 from additional paid-in capital to restricted share unit liability related to the conversion of those employees converted from the DPSU Plan to the RSU Plan.

f) Director’s deferred stock unit plan

On November 27, 2007, the Company approved a Directors’ Deferred Stock Unit (“DDSU”) Plan, which became effective January 1, 2008. Under the DDSU Plan, non–officer directors of the Company receive 50% of their annual fixed remuneration (which is included in general and administrative expenses) in the form of DDSUs and may elect to receive all or a part of their annual fixed remuneration in excess of 50% in the form of DDSUs. The number of DDSUs to be credited to the participants deferred unit account is determined by dividing the amount of the participant’s deferred remuneration by the Canadian Dollar equivalent of the volume weighted average trading price of the Company’s common shares for the five trading days immediately preceding the date that participants’ remuneration becomes payable. The DDSUs vest immediately upon issuance and are only redeemable upon death or retirement of the participant for cash determined by the market price of the Company’s common shares for the five trading days immediately preceding death or retirement. Directors, who are not US taxpayers, may elect to defer the redemption date until a date no later than December 1st of the calendar year following the year in which the retirement or death occurred.

Number of units
Outstanding at March 31, 2009	139,691
Issued	123,575
Outstanding at March 31, 2010	263,266
Issued	73,752
Outstanding at March 31, 2011	337,018
Issued	128,248
Outstanding at March 31, 2012	465,266

At March 31, 2012, the redemption value of these units was $4.91/unit (March 31, 2011 – $11.96/unit). There is no unrecognized compensation expense related to the DDSUs, since these awards vest immediately when issued.

g) Stock award plan

On September 24, 2009, the Chief Executive Officer’s (CEO) employment agreement was extended by the Board of Directors for a further period of two years, to May 8, 2012. In addition to the existing conditions in his employment agreement, as of September 24, 2010, the effective date, the CEO was granted the right to receive 150,000 common shares of the Company as follows:

•	50,000 shares on May 8, 2011;

•	50,000 shares on November 8, 2011; and

•	50,000 shares on May 8, 2012.

These shares, or at the discretion of the company, the cash equivalent thereof, will be awarded to the CEO provided he remains employed on the award dates above.

The CEO’s entitlement, upon the above release dates, shall be settled in common shares purchased on the open market or through the issuance of common shares from treasury, in each case net of required withholdings. The CEO’s entitlement may be settled with newly issued common shares from treasury, if all necessary shareholder approvals and regulatory approvals, if any, are obtained. The Company has no intention to settle in cash.

The estimate of the fair value of the stock award on the grant date is equal to the market price of the Company’s common shares.

During the year ended March 31, 2012, 100,000 stock awards vested and were settled in common shares purchased on the open market for $822. The weighted average remaining contractual life of outstanding Stock Award Plan units is 0.1 years (March 31, 2011 – 0.6 years). As at March 31, 2012, there was approximately $14 (March 31, 2011 – $270) of total unrecognized compensation cost related to non–vested share–based payment arrangements under the stock award plan, which is expected to be recognized over a weighted average period of 0.1 years (March 31, 2011 – 0.6 years).

Contingencies	12 Months Ended
Mar. 31, 2012
Contingencies/Commitments [Abstract]
Contingencies

28. Contingencies

During the normal course of the Company’s operations, various legal and tax matters are pending. In the opinion of management, these matters will not have a material effect on the Company’s consolidated financial position or results of operations.

Comparative figures	12 Months Ended
Mar. 31, 2012
Comparative figures [Abstract]
Comparative figures

29. Comparative figures

Certain of the comparative figures have been reclassified from statements previously presented to conform to the presentation of the current period consolidated financial statements.